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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 4, 1996

                                KELLOGG COMPANY
             (Exact name of registrant as specified in its charter)

                           Commission File No: 1-4171

State of Incorporation: Delaware     IRS Employee Identification No: 38-0710690


                               One Kellogg Square
                          Battle Creek, MI 49016-3599
           (Address of primary executive offices, including zip code)

        Registrant's telephone number, including area code: 616/961-2000


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Item 5: Other Events

The Company issued a press release today in the form attached as Exhibit 99.01.

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Item 7:  Financial Statements and Exhibits:

         (c) Exhibits

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

                                                                  Paper (P) or
         Exhibit No.    Exhibit                                  Electronic (E)

         99.01          Press Release dated September 4, 1996          E

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KELLOGG COMPANY

                                    By:  /s/ John R. Hinton
                                         --------------------------------------
                                         (Principal Financial Officer)
                                         Senior Vice President - Administration
                                         Chief Financial Officer

                                    By:  /s/ Alan Taylor
                                         --------------------------------------
                                         (Principal Accounting Officer)
                                         Vice President and Corporate Controller

Date: September 5, 1996
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                EXHIBIT INDEX
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
                                                               PAPER(P) OR
EXHIBIT NO.      DESCRIPTION                                  ELECTRONIC(E)


99.01           Press Release dated September 4, 1996               E

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